UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 30, 2020
Date of Report (date of earliest event reported)
J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15274		26-0037077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

6501 Legacy Drive	Plano	Texas	75024-3698
(Address of Principal Executive Offices)			(Zip Code)
(972) 431-1000
Registrant's telephone number, including area code
 Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of 50 cents par value	JCP	New York Stock Exchange
Preferred Stock Purchase Rights	JCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)      Effective May 8, 2020, Therace Risch, Executive Vice President, Chief Information Officer of J. C. Penney Company, Inc. (the “Company”), is leaving the Company.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
Prior to March 26, 2020, the J. C. Penney Corporation, Inc. Savings, Profit-Sharing and Stock Ownership Plan, the J. C. Penney Corporation, Inc. Safe Harbor 401(k) Plan and the J. C. Penney Corporation, Inc. Mirror Savings Plan (collectively the “Plans”) permitted participant investments in the Company’s common stock. As previously reported on a Form 8-K filed on March 31, 2020, new contributions and transfers within the Plans into Company stock were temporarily suspended beginning March 26, 2020 and, as a result of this suspension, blackout restrictions were imposed upon the Company’s directors and executive officers under Section 306(a) of the Sarbanes-Oxley Act of 2002. The Company’s directors and executive officers were notified on May 1, 2020 that these blackout restrictions had ceased to apply as of May 1, 2020.

A copy of the notice of termination of blackout period to executive officers and directors, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1	Notice of Termination of Blackout Period to Executive Officers and Directors
	Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Brynn Evanson
Brynn Evanson
Executive Vice President, Chief Human Resources Officer

Date: May 1, 2020